UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2022

Crescent Capital BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01132	47-3162282
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Santa Monica Blvd., Suite 2000,
Los Angeles, CA		90025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 235-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to 12(b) of the Act:

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CCAP	The Nasdaq Stock Market LLC
Common Stock, par value $0.001 per share
(Title of class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2022, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2022. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) Departure of Officer.

On and effective as of November 4, 2022 (the "Effective Date"), the Board of Directors (the "Board") of Crescent Capital BDC, Inc. (the "Company") accepted the resignation of Joe Hanlon as the Chief Compliance Officer. Mr. Hanlon's decision to resign was not the result of any disagreement with management or the Board, or related to the Company's operations, policies or practices. Mr. Hanlon remains Head of Compliance at Crescent Capital Group ("Crescent"), an affiliate of the Company, and a member of Crescent's Management Committee. The Company and its Board appreciate the support and guidance Mr. Hanlon has provided as a member of the Company's Management Team.

(c) Appointment of Chief Compliance Officer.

Additionally, as of the Effective Date, the Board appointed Erik Barrios as the Company's Chief Compliance Officer. Mr. Barrios, 44, currently serves as a Senior Vice President of the Company and a Senior Vice President, Deputy Chief Compliance Officer and Legal Counsel at Crescent. Prior to joining Crescent in January 2022, Mr. Barrios was a Vice President, Legal & Compliance at The Carlyle Group, where he served as the chief compliance officer and corporate secretary for the business development companies within the Carlyle Global Credit platform.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits

Number	Description
99.1	Press Release, dated November 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT CAPITAL, BDC, INC.
Date: November 9, 2022	By:	/s/ Gerhard Lombard
	Name:	Gerhard Lombard
	Title:	Chief Financial Officer